                                                                       EXHIBIT A

                              AMENDMENT NO. 1 TO
                            STOCKHOLDERS AGREEMENT

     This Amendment No. 1 to STOCKHOLDERS Agreement (the "Amendment") is made and entered into as of December 29, 1999, by and among Integrated Circuit Systems, Inc., a Pennsylvania corporation (the "Company"), each of the Persons
                                                -------
listed on Schedule I attached hereto (the "Bain Stockholders"), each of the
          ----------                       -----------------
Persons listed on Schedule II attached hereto (the "Bear Stearns Stockholders"),
                  -----------                       -------------------------
the Person listed on Schedule III hereto (the "First Boston Stockholder") and
                     ------------              ------------------------
the Person listed on Schedule IV hereto (the "Intel Stockholder").
                     -----------              -----------------

                                   RECITALS

     A. The Bain Stockholders, the Bear Stearns Stockholder, the First Boston Stockholder and the Company entered into that certain Stockholders Agreement dated as of May 11, 1999 (the "Original Agreement") for the purposes, among others, of (i) assuring continuity in the management and ownership of the Company and (ii) limiting the manner and terms by which the Stockholders' Common Stock may be transferred.

     B. Pursuant to a Series A Cumulative Convertible Preferred Stock Purchase Agreement dated December 28, 1999 between the Company and Intel Corporation (the Purchase Agreement"), the Company has agreed to sell to Intel Corporation, and
------------------
Intel Corporation has agreed to purchase from the Company, certain shares of the Company's Series A Cumulative Convertible Preferred Stock (the "Series A
                                                                --------
Preferred Stock").  Pursuant to the Purchase Agreement, the Company has agreed
---------------
to provide certain rights to the Intel Stockholder, as more particularly set forth in this Amendment.

     C. Terms not otherwise defined in this Amendment have the meanings given to them in the Agreement.

                                   AGREEMENT

     The parties hereto, intending to be legally bound, hereby agree as follows:

     1. This Amendment constitutes an amendment to the Original Agreement. The Original Agreement, as amended by this Amendment, is herein referred to as the "Agreement." Except as specifically amended pursuant to the terms of this Amendment, all of the terms of the Original Agreement shall continue in full force and effect. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 11 of the Agreement.

     2. The Intel Stockholder is hereby added as a party to the Agreement, and the definition of "Stockholder" in the first paragraph of the Original Agreement shall be amended to include the Intel Stockholder.

     3. Schedule IV shall be added to the Original Agreement, and the reference to "Schedule I, II or III" in Section 1 of the Original Agreement are hereby replaced with "Schedule I, II, III or IV."

     4. Section 2(a) of the Original Agreement is hereby amended to add ", the Intel Stockholder" after the words "the Bear Stearns Stockholders," and before the words "or the First Boston Stockholder" in the first sentence thereof, and to replace the words "Public Offering" with the words "Qualified Initial Public Offering" in the first sentence thereof.

     5. Section 2(b) of the Original Agreement is hereby amended to add the words "the Intel Stockholder," after the words "the Bear Stearns Stockholders," and before the words "the First Boston Stockholder" in part (iv) thereof.

     6. Section 3(a) of the Original Agreement is hereby amended to add the words "(in connection with a Transfer by an Intel Stockholder only), 3(d)," after the word "3(c)" and to add "the Intel Stockholder," after the word "Neither" and before the words " the First Boston Stockholder" in the first sentence thereof.

     7. Section 3(b)(i) of the Original Agreement is hereby amended to add ", the Intel Stockholder," after the words "the Bear Stearns Stockholders" and before the words "and the First Boston Stockholder" in the first and last sentences thereof.

     8. Section 3 of the Original Agreement is hereby amended by renumbering the existing paragraphs (c) and (d) thereof as paragraph (d) and (e), respectively, and by adding the following subsection as new paragraph
          (c):

               "(c)  Intel Right of First Offer. Other than
                     --------------------------
               pursuant to an Approved Sale or an Approved
               Bain Sale, the Intel Stockholder may not
               Transfer any Stockholder Shares, directly or
               indirectly, in one transaction or a series of related transactions, to a Person engaged in the business of designing, producing and marketing mixed signal integrated circuits (a "Competitor"). Prior to making any Transfer
                ----------
               of Intel Shares pursuant to this Section
               3(c), Intel shall deliver a written notice
               (the "Intel Offer Notice") to the Company.
                     ------------------
               The Intel Offer Notice shall disclose in
               reasonable detail the proposed number of its
               Stockholder Shares to be transferred (the
               "Offered Shares") and the proposed sale
                --------------
               price, terms and conditions of the Transfer.
               The Company may elect to purchase all, but not less than all, of the Offered Shares at the price and on the other terms specified in the Intel Offer Notice by delivering written notice of such election to Intel within 20 days after receipt of the Intel Offer Notice by the Company. If the Company has elected to purchase the Offered Shares from Intel within the aforementioned 20-day period, the Transfer of such shares shall be consummated as soon as practical after the delivery of the election notice to Intel, but in any event within 45 days after receipt of the Intel Offer Notice by the Company (or such longer period of time as may be required pursuant to applicable law). If the Company does not elect within the aforementioned 20-day period to purchase the Offered Shares, Intel may, within 80 days after the Company's receipt of the Intel Offer Notice, transfer such Intel Shares to one or more Persons (other than a Competitor) at a price and on other terms no more favorable to the transferee(s) thereof than offered to the Company in the Intel Offer Notice. Any Intel Shares not transferred within such 45-day period shall be reoffered to the Company in accordance with this Section 3(c) prior to any subsequent Transfer."

     9.   Section 3(c) of the Original Agreement (renumbered as 3(d) pursuant to
          Section 8 hereof) is hereby amended to delete the second proviso which begins "and provided further" and replace the second proviso in its
                      -----------------
          entirety  with the following language: "and provided further that the
                                                      -------- -------
          transferees of such Stockholder Shares shall have agreed in writing to be bound by the provisions of this Agreement and, with respect to all Stockholders other than transferees of the Intel Stockholder, the Voting Agreement, in each case affecting the Stockholder Shares so transferred."

     10. Section 4(a) of the Original Agreement is hereby amended to add the words ", subject to paragraph (d) of this Section 4" after the words "by executing definitive agreements with respect to the sale thereof" in the second sentence thereof and to add the words "and paragraph (d) of this Section 4" after the words "immediately preceding proviso" in the last sentence thereof.

     11. Section 4 of the Original Agreement is hereby amended by renumbering the existing paragraph (d) as paragraph (e), and by adding the following subsection as new paragraph (d):

               "(d) Without the prior written consent of the Intel Stockholder, the Company shall not enter into any agreement in connection with an Approved Sale unless (i) with respect to the Intel Stockholder, the liability of the shareholders under the agreement for the Approved Sale is several, and not joint and several, (ii) the liability of the Intel Stockholder under the offer is limited to the Intel Stockholder's pro rata portion of any claim and the liability of the Intel Stockholder will not, in any event, exceed that portion of the purchase price received by the Intel Stockholder in the Approved Sale; and (iii) the Intel Stockholder shall not be restricted from engaging in any line of business or subject to any non-competition, non-solicitation or similar covenants."

     12. Section 5(a) of the Original Agreement is hereby amended to add the words ", subject to paragraph (d) of this Section 5" after the words "by executing definitive agreements with respect to the sale thereof" in the second sentence thereof and again at the end of such Section.

     13. Section 5 of the Original Agreement is hereby amended by renumbering the existing paragraph (d) as paragraph (e), and by adding the following subsection as new paragraph (d):

               "(d) out the prior written consent of the Intel Stockholder, the Company shall not enter into any agreement in connection with an Approved Bain Sale unless (i) with respect to the Intel Stockholder, the liability of the shareholders under the agreement for the Approved Bain Sale is several, and not joint and several, (ii) the liability of the Intel Stockholder under the offer is limited to the Intel Stockholder's pro rata portion of any claim and the liability of the Intel Stockholder will not, in any event, exceed that portion of the purchase price received by the Intel Stockholder in the Approved Bain Sale; and (iii) the Intel Stockholder shall not be restricted from engaging in any line of business or subject to any non-competition, non-solicitation or similar covenants."

     14. Section 7 of the Original Agreement is hereby deleted and replaced in its entirety with the following section:

               "7.   Initial Public Offering. In the event
                     -----------------------
               that the Board approves an initial public
               offering and sale of Common Stock (a "Public
                                                     ------
               Offering") pursuant to an effective
               --------
               registration statement under the Securities
               Act of 1933, as amended, the holders of
               Common Stock shall take all necessary or
               desirable actions in connection with the
               consummation of the Public Offering. In the
               event that such Public Offering is an
               underwritten offering and the managing
               underwriters advise the Company in writing
               that in their opinion the Common Stock
               structure would adversely affect the
               marketability of the offering, each holder of Common Stock shall consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock into securities
               that the managing underwriters and the Board
               find acceptable and shall take all necessary
               or desirable actions in connection with the
               consummation of the recapitalization,
               reorganization and/or exchange; provided that
                                               --------
               (a) the resulting securities take into
               account the rights and preferences set forth in the Company's Amended and Restated Articles of Incorporation as in effect immediately prior to such Public Offering and
               (b) any securities issued in exchange for the Series A Preferred Stock shall have rights, preferences and privileges substantially similar to and no less favorable than the Series A Preferred Stock. Nothing in this Section 7 shall be deemed to constitute a consent or waiver by the holders of Series A Preferred Stock with respect to any action for which such consent is required under the Company's Amended and Restated Articles of Incorporation."

     15. Section 13 of the Original Agreement is hereby deleted and replaced in its entirety with the following section:

               "13.  Amendment and Waiver. Except as
                     --------------------
               otherwise provided herein, no modification,
               amendment or waiver of any provision of this
               Agreement shall be effective against the
               Company or the Stockholders unless such
               modification, amendment or waiver is approved in writing by the Company and the holders of a majority of each class of the Stockholder Shares; provided that in the event that such
                       --------
               modification, amendment, action or waiver (or any action with the effect of amending, modifying or waiving) would adversely affect the Intel Stockholder, the Bear Stearns Stockholders or the First Boston Stockholder in a manner different than the Bain Stockholders or otherwise reduce or diminish any rights that are applicable to the Intel Stockholder, the Bear Stearns Stockholders or the First Boston Stockholder unless the same rights applicable to the Bain Stockholders are reduced or diminished in the same manner, then such modification, amendment or waiver will require the consent of the Intel Stockholder, the Bear Stearns Stockholders or the First Boston Stockholder, as applicable. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms."

     16. Section 18 of the Original Agreement is hereby deleted and replaced in its entirety with the following section:

               "18.  Remedies. The Company, the Bain
                     --------
               Stockholders, the Bear Stearns Stockholders, the Intel Stockholder and the First Boston Stockholder shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the

               Company, any of the Bain Stockholders, the Bear Stearns Stockholders, the Intel Stockholder or the First Boston Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement."

     17. Section 23 of the Oiginal Agreement is hereby amended to add ", the Intel Stockholder" after the words "the Bear Stearns Stockholders" and before the words "and the First Boston Stockholder" in the first sentence thereof.

     18. Section 25 of the Original Agreement is hereby deleted and replaced in its entirety with the following section:

               "25.  Rights Granted to the Bain
                     --------------------------
               Stockholders, the Bear Stearns Stockholders,
               -------------------------------------------
               the First Boston Stockholder, the Intel
                --------------------------------------
               Stockholder and their Affiliates. Any rights
               --------------------------------
               granted to the Bain Stockholders, the Bear
               Stearns Stockholders, the First Boston
               Stockholder, the Intel Stockholder or their Affiliates hereunder may also be exercised (in whole or in part) by its designees (which may be Affiliates)."

     19.  Miscellaneous.
          -------------

          (a)  Severability.  Whenever possible, each provision of this
               ------------
               Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Amendment in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Amendment shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (b)  Entire Agreement. Except as otherwise expressly set forth herein,
               ----------------
               this Amendment embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (c)  Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
               Amendment shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

          (d)  Counterparts.  This Amendment may be executed in multiple
               ------------
               counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          (e)  Governing Law.  The corporate law of the Commonwealth of
               -------------
               Pennsylvania shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Amendment and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              INTEGRATED CIRCUIT SYSTEMS, INC.



                              By: /s/ Hock E. Tan
                                 ----------------------------------------
                              Name: Hock E. Tan
                              Its:  President and Chief Executive Officer


                              INTEL CORPORATION


                              By: /s/ Arvind Sodhni
                                 ----------------------------------------
                              Name: Arvind Sodhni
                              Its: Vice President and Tresurer

BAIN STOCKHOLDERS:
-----------------

BAIN CAPITAL FUND VI, L.P.


By:  Bain Capital Partners VI, L.P.
Its: General Partner

By:  Bain Capital Investors VI, Inc.
Its: General Partner

By: /s/ Michael Krupka
   ------------------------
Name: Michael Krupka
Its:  Managing Director


BCIP TRUST ASSOCIATES II


By: /s/ Michael Krupka
   ------------------------
Name: Michael Krupka
Its:  Managing Director


BCIP TRUST ASSOCIATES II-B


By: /s/ Michael Krupka
   ------------------------
Name: Michael Krupka
Its:  Managing Director


BCIP ASSOCIATES II


By: /s/ Michael Krupka
   ------------------------
Name: Michael Krupka
Its:  Managing Director


BCIP ASSOCIATES II-B


By: /s/ Michael Krupka
   ------------------------
Name: Michael Krupka
Its:  Managing Director


BCIP ASSOCIATES II-C


By: /s/ Michael Krupka
   ------------------------
Name: Michael Krupka
Its:  Managing Director



PEP INVESTMENTS PTY LTD.


By: /s/ Michael Krupka
   ------------------------
Name: Michael Krupka
Its:  Managing Director


RANDOLPH STREET PARTNERS II


By:_______________________________
Name:
Its:


RANDOLPH STREET PARTNERS 1998
DIF, L.L.C.


By:_______________________________
Name:
Its:

                                        BEAR STEARNS STOCKHOLDERS:
                                        -------------------------


                                        ICST ACQUISITION CORP.


                                        By: /s/ Bodil Arlander
                                           ----------------------
                                        Name: Bodil Arlander
                                        Its:  Vice President

                                  SCHEDULE IV
                                  -----------


Name and Address                    Number of Stockholder Shares
----------------                    ----------------------------

Intel Corporation                   3,366,670 shares of Series A Cumulative
                                    Convertible Preferred Stock